                                                                 EXHIBIT 10.28.4

                            AMENDMENT NO. SIX TO THE
                  ARTHUR J. GALLAGHER & CO. 1989 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

  THIS AMENDMENT NO. SIX to the ARTHUR J. GALLAGHER & CO. 1989 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, dated May 21, 1996, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

  WHEREAS, the Arthur J. Gallagher & Co. 1989 Non-Employee Directors' Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1989; and

  WHEREAS, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the 1989 Non-Employee Directors' Plan by 94,000 from 106,000 to 200,000 subject to approval by the Company's Stockholders, which approval was given on May 21, 1996;

  NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approvals of the Board of Directors and the Stockholders of the Company:

  1. The first sentence of Section 4 of the Plan is hereby amended in its entirety to read as follows:

    "The shares that may be made subject to Options under the Plan shall be shares of common stock, one dollar ($1.00) par value ("Common Stock"), of the Company, and the total number of shares subject to the Options and issued pursuant to this Plan shall not exceed, in the aggregate, 200,000 shares of the Common Stock of the Company."

  2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

  IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. Six to the Plan as of the 21st day of May, 1996.

                                          Arthur J. Gallagher & Co.

                                          By: _________________________________
                                                J. Patrick Gallagher, Jr.
                                                        President

Attest:

- -------------------------------------
            Carl E. Fasig
              Secretary